Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
1.	Commitments and Contingencies
Litigation
From time to time, the Company may be involved in various lawsuits, legal proceedings, or claims that arise in the ordinary course of business. Management believes there are no claims or actions pending against the Company as of June 30, 2023 which will have, individually or in the aggregate, a material adverse effect on its business, liquidity, financial position, or results of operations. Litigation, however, is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm the Company’s business.
Indemnification
In accordance with the Company’s amended and restated memorandum and articles of association, the Company has indemnification obligations to its officers and directors for certain events or occurrences, subject to certain limits, while they are serving in such capacity. There have been no claims to date, and the Company has a directors and officers liability insurance policy that may enable it to recover a portion of any amounts paid for future claims.

7.	Commitments and Contingencies
Intellectual Property Licenses
Lonza
On December 11, 2019, the Company entered into a commercial license agreement with Lonza Sales AG (Lonza) for a fully paid-up
license to use Lonza’s GS System with the Company’s
non-natural
amino acid technology (the 2019 Agreement). This agreement replaces the prior agreements the Company entered into with Lonza for the GS system in 2009 and 2015. The 2019 Agreement, as amended, includes an option to evaluate and sublicense Lonza’s piggyBac Expression Technology Patent Rights with the Company’s technology. Under the 2019 Agreement, the Company paid a license fee of approximately 2.0 million Swiss Francs (or approximately $2.1 million) for the fully paid up license to the GS System and had an option to a license to Lonza’s piggyBac technology with the Company’s non-natural
amino acid technology. The Company notified Lonza effective July 1, 2022, that it will not exercise the option and will no longer pursue further development efforts related to the piggyBac technology.
The Scripps Research Institute
In August 2003, the Company entered into a license agreement with The Scripps Research Institute (TSRI) for the development and commercialization and right to sublicense products using TSRI materials and technology (the TSRI Agreement). Under the TSRI Agreement, the Company is obligated to pay royalties in the low single-digits based on the amount of annual sales for licensed products and sublicensing royalties of licensed products in the low single-digits on annual sublicensing revenues, if any. During the years ended December 31, 2022 and 2021, the Company’s payments to TSRI were $0.1 million and $1.7 million, respectively.
Litigation
From time to time, the Company may be involved in various lawsuits, legal proceedings, or claims that arise in the ordinary course of business. Management believes there are no claims or actions pending against the Company as of December 31, 2022 which will have, individually or in the aggregate, a material adverse effect on its business, liquidity, financial position, or results of operations. Litigation, however, is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm the Company’s business.
Indemnification
In accordance with the Company’s amended and restated memorandum and articles of association, the Company has indemnification obligations to its officers and directors for certain events or occurrences, subject to certain limits, while they are serving in such capacity. There have been no claims to date, and the Company has a directors and officers liability insurance policy that may enable it to recover a portion of any amounts paid for future claims.